UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

COLONY NORTHSTAR CREDIT REAL ESTATE, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-221685	38-4046290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Colony NorthStar, Inc. 515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Pursuant to the Master Combination Agreement, dated August 25, 2017, and amended and restated on November 20, 2017, (i) certain affiliates of Colony NorthStar, Inc. (“Colony NorthStar”), including Colony Capital Operating Company, LLC (“CLNS OP”) and certain of its subsidiaries, will contribute a select portfolio of assets and liabilities to Colony NorthStar Credit Real Estate, Inc. (the “Company”) in exchange for a certain number of shares of the Class B-3 common stock of the Company and a certain number of limited liability company units representing an interest in Credit RE Operating Company, LLC, a Delaware limited liability company and operating company of the Company (“CLNC Operating Company”) and (ii) NorthStar Real Estate Income Trust, Inc. (“NorthStar I”) and NorthStar Real Estate Income II, Inc. (“NorthStar II”) will merge with and into the Company in a stock-for-stock transaction, with the Company surviving each merger, with stockholders of NorthStar I and NorthStar II receiving the Company’s Shares (the “Combination”). The Combination is expected to close on or about January 31, 2018. It is currently expected that the Company will pursue a listing (the “Listing”) to satisfy the condition to completion of the Combination that the Company Class A common stock (the “Common Stock”) be approved for listing on a national securities exchange in connection with either an initial public offering or a Listing. Pursuant to the Company’s Articles of Amendment and Restatement, each share of the Company’s Class B-3 common stock will convert automatically into one share of the Common Stock on the one-year anniversary of the date of the Listing. It is expected that the Common Stock will be listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “CLNC” and will begin trading on or about February 1, 2018. There can be no assurance that the closing of the Combination will occur within the timeframe noted above or at all or that the Company will pursue the Listing within the timeframe noted above or at all. Unless the context otherwise requires, “we,” “us,” and “our” refer to the Company and its subsidiaries.

Item 8.01 Other Events.

Credit Agreement

The Company is currently negotiating the terms of a revolving credit facility in the aggregate principal amount of up to $400 million, including an option to increase the maximum available principal amount to up to $600 million subject to one or more new or existing Lenders agreeing to provide such additional loan commitments and satisfaction of other customary conditions, with JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders from time to time party thereto, which the Company expects to enter into upon closing of the Combination. The Company expects the initial maturity date of the facility to be February 1, 2022, subject to the Company’s right to extend the maturity date for two additional terms of six (6) months each (subject to satisfaction of certain conditions), resulting in a latest termination date of February 1, 2023. However, there can be no assurance that the Company will enter into this revolving credit agreement within the timeframe noted above or at all.

Additionally, the Company is currently negotiating amendments to certain terms of the master repurchase agreements between (i) certain subsidiaries of NorthStar I and each of Morgan Stanley Bank, N.A., Citibank, N.A. and Deutsche Bank AG, Cayman Islands Branch, respectively, and (ii) certain subsidiaries of NorthStar II and each of Morgan Stanley Bank, N.A., Citibank, N.A. and Deutsche Bank AG, Cayman Islands Branch, respectively, as well as the associated limited guaranty agreements pertaining to each of such master repurchase agreements. In each case, the Company seeks to (a) replace the prior guarantors with CLNC Operating Company, (b) to modify certain names of affiliates of the respective repurchase agreement parties and the terms triggering change of control prohibitions to reflect the holding and management structure of the Company and its subsidiaries after consummation of the Combination, and (c) to modify the financial covenants of the guaranties such that the financial covenants of the guarantor related to each such master repurchase agreement will be uniform. The Company expects to enter into the aforementioned amendments upon the closing of the Combination, however, there can be no assurance that the Company will enter into such amendments within the timeframe noted above or at all.

Management

On January 29, 2017, in anticipation of the closing of the Combination, the Board of Directors of the Company (the “Board”) replaced all the current officers of the Company by appointing each of the following executive officers to the executive officer position of the Company besides such person’s name:

Kevin P. Traenkle	Chief Executive Officer and President
Sujan S. Patel	Chief Financial Officer and Treasurer
Neale W. Redington	Chief Accounting Officer
David A. Palamé	General Counsel and Secretary

The following is a brief biographical summary for each of Mr. Traenkle, Mr. Patel, Mr. Redington and Mr. Palamé.

Kevin P. Traenkle, age 47, is the Chief Executive Officer and President of the Company. Mr. Traenkle is an Executive Vice President and Chief Investment Officer of Colony NorthStar, having previously held the position of Executive Director and Chief Investment Officer for Colony Capital, Inc. In his roles at Colony NorthStar and Colony Capital, Inc., he has been involved in many facets of the businesses, including business strategy, product development, global client relations, oversight of individual investment and divestment decisions, as well as portfolio construction and risk management. Prior to rejoining the Colony Capital business in 2002, Mr. Traenkle worked for a private equity investment firm, where, among other responsibilities, he focused on the firm’s real estate-related investment and management activities. Prior to originally joining Colony Capital in 1993, Mr. Traenkle worked in the municipal finance department for the investment bank First Albany Corporation in Albany, New York. Mr. Traenkle received a Bachelor of Science in Mechanical Engineering from Rensselaer Polytechnic Institute in Troy, New York.

Sujan S. Patel, age 39, is the Chief Financial Officer and Treasurer of the Company. Mr. Patel is a Managing Director and Co-Head of U.S. Investment Management of Colony NorthStar and has held such position since January 2017. He is responsible for overseeing the sourcing, structuring and execution of Colony NorthStar’s opportunistic equity, debt and strategic investments across all asset types and geographies. Prior to serving in his current position, Mr. Patel was Managing Director and Co-Head of Investments at NorthStar Asset Management Group Inc., or, together with its predecessors, NSAM, a predecessor of Colony NorthStar, where he was directly involved in or oversaw over $21 billion of closed transactions. Prior to joining NSAM in 2007, Mr. Patel was with Thayer Lodging Group, a lodging dedicated private equity firm, focusing on all aspects of sourcing, acquiring, financing and disposing of over $2 billion of hotel investments, earlier beginning his career at Morgan Stanley in investment banking. Mr. Patel received a Bachelor of Arts in Engineering Sciences Modified with Economics from Dartmouth College.

Neale W. Redington, age 51, is the Chief Accounting Officer of the Company. Mr. Redington is a Managing Director and Chief Accounting Officer of Colony NorthStar. He is responsible for financial accounting and reporting for firm-sponsored investments and related affiliates and subsidiaries of Colony NorthStar. Prior to joining the predecessor Colony Capital business in 2008, Mr. Redington was an audit partner in the real estate and hospitality practice of Deloitte & Touche LLP. During his twenty years with Deloitte, Mr. Redington worked in both London and Los Angeles. Mr. Redington, a Certified Public Accountant (license inactive) and a Chartered Accountant in England & Wales, received a Bachelor of Commerce in Accounting degree with Honors from the University of Birmingham in England.

David A. Palamé, age 40, is the General Counsel and Secretary of the Company. Mr. Palamé is a Managing Director and Deputy General Counsel of Colony NorthStar where he is responsible for global legal, private capital formation, investment allocation and support for the Colony NorthStar business. Prior to joining the Colony Capital business in 2007, Mr. Palamé was an associate with the law firm of Sullivan & Cromwell LLP and previously served as a law clerk to the Honorable William J. Rea, United States District Court for the Central District of California at Los Angeles. Mr. Palamé received a Bachelor of Arts from the State University of New York at Buffalo and a Juris Doctor degree from the University of Pennsylvania Law School.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding (i) the actual beneficial ownership of the Company’s Common Stock as of January 29, 2018 and (ii) the expected beneficial ownership of the Company’s Common Stock immediately following the closing of the Combination, by:

•	each person who is the beneficial owner of more than 5% of the Company’s outstanding voting securities;

•	each person who is, or is expected to become following the Combination, an executive officer or director of the Company; and

•	each person who is, or is expected to become following the Combination, an executive officer and director of the Company as a group.

A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below do not take into account the issuance of any Company Common Stock following the Combination under the Company’s 2018 equity incentive plan.

To the Company’s knowledge, unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to their beneficially owned Common Stock.

Unless otherwise indicated, the address of each person named below is c/o Colony NorthStar Credit Real Estate, Inc., 515 South Flower Street, 44th Floor, Los Angeles, California 90071.

	Shares Beneficially Owned Immediately Prior to the Listing and the Combination and related transactions (1)			Shares Beneficially Owned Upon Completion of the Listing
Name of Beneficial Owner	Number		Percent	Number	Percent
Colony NorthStar, Inc	100	(2)	100%	—	*
Catherine D. Rice	—		*	—	*
Darren J. Tangen	—		*	—	*
John E. Westerfield	—		*	—	*
Kevin P. Traenkle	—		*	—	*
Richard B. Saltzman	—		*	—	*
Vernon B. Schwartz	—		*	6,213	*
Winston W. Wilson	—		*	6,966	*
David A. Palamé	—		*	—	*
Neale W. Redington	—		*	—	*
Sujan S. Patel	—		*	—	*
All directors, director nominees and executive officers as a group (10 persons)	—		*	—	*

(1)	Mr. Saltzman has been a director of the Company since formation. Messrs. Traenkle, Tangen, Schwartz, Westerfield and Wilson and Ms. Rice were elected, in anticipation of closing of the Combination, as directors of the Company on January 29, 2018.
(2)	The shares held by Colony NorthStar will be cancelled in connection with the anticipated closing of the Combination.

Compensation Committee Interlocks and Insider Participation

The Company currently does not have a compensation committee of its board of directors because the Company does not pay any compensation to the current officers and directors. A compensation committee of the Board will be formed on or before the time of the closing of the Combination. Upon election to the Board, it is expected that each of Ms. Rice, Mr. Schwartz, Mr. Westerfield and Mr. Wilson will serve as members of the Compensation Committee. There are currently no interlocks or insider participation as to compensation decisions required, or with respect to the directors that are expected to join the compensation committee, that are expected to be required, to be disclosed pursuant to any Securities and Exchange Commission (“SEC”) regulations.

Shares Eligible for Future Sale

General

Following closing of the Combination, it is expected that 13,179 shares of Common Stock and 44,399,444 shares of Class B-3 common stock will be held by affiliates, including the Company’s directors, Colony NorthStar and its subsidiaries, and be “restricted” securities under the meaning of Rule 144 under the Securities Act, and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including the exemption provided by Rule 144. In addition, the Company expects

Colony NorthStar and its affiliates will receive in the Combination 3,075,623 limited liability company interests in CLNC Operating Company, each of which are exchangeable for newly-issued shares of the Common Stock on a one-for-one basis. Any shares that the Company issues upon any such exchange would be “restricted securities” as defined in Rule 144 if not registered. As a result of the registration rights agreement the Company expects to enter into with certain subsidiaries of Colony NorthStar at the closing of the Combination, certain shares of the Common Stock to be held by Colony NorthStar and its affiliates after conversion of Class B-3 common stock or redemption of limited liability company interests in CLNC Operating Company may be eligible for future sale in accordance with the procedures described in more detail in the Company’s Registration Statement on Form S-4 (Registration No. 333-221685) and the registration rights agreement filed as Exhibit 10.3 thereto.

Rule 144

In general, under Rule 144, as currently in effect, once the Company has been subject to public company reporting requirements for at least 90 days, a person (or persons whose shares are aggregated) who is not deemed to be or have been one of its affiliates for purposes of the Securities Act at any time during 90 days preceding a sale and who has beneficially owned the shares proposed to be sold for at least six months, including the holding period of any prior owner other than an affiliate, is entitled to sell such shares without complying with the manner of sale, volume limitation or notice provisions of Rule 144, subject to compliance with the public information requirements of Rule 144. If such a person has beneficially owned the shares proposed to be sold for at least one year, including the holding period of a prior owner other than an affiliate, then such person is entitled to sell such shares without complying with any of the requirements of Rule 144.

In general, under Rule 144, as currently in effect, the Company’s affiliates or persons selling shares of its Common Stock on behalf of affiliates, who have met the six-month holding period for beneficial ownership of “restricted shares” of the Company’s Common Stock, are entitled to sell upon the expiration of the lock-up agreements described below, within any three-month period, a number of shares that does not exceed the greater of:

•	1% of the number of shares of our Common Stock then outstanding; or

•	the average weekly trading volume of shares of our Common Stock on the NYSE during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by affiliates or persons selling shares on behalf of affiliates are also subject to manner of sale provisions, notice requirements and the availability of current public information about the Company (which requires that the Company be current in its periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Cautionary Statement Regarding Forward-Looking Statements

This report may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by governmental or regulatory agencies and third parties; the risk that a condition to closing of the Combination may not be satisfied (including the listing by the Company of its Common Stock on a national securities exchange); each party’s ability to consummate the transactions contemplated by the Combination; operating costs and business disruption may be greater than expected; and the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the Securities and Exchange Commission.

The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this report. The Company is under no duty to update any of these forward-looking statements after the date of this report or to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2018		COLONY NORTHSTAR CREDIT REAL ESTATE, INC.

	By:	/s/ David A. Palamé
David A. Palamé
General Counsel and Secretary